SCM TRUST

Shelton BDC Income Fund

Shelton Emerging Markets Fund

Shelton International Select Equity Fund

Shelton Tactical Credit Fund

Supplement dated February 1, 2021 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated June 26, 2020, as supplemented

Effective as of the open of business on February 1, 2021, all references to the Shelton Emerging Markets Fund (the “Emerging Markets Fund”) in the prospectus and SAI are hereby deleted. Shareholders should reference the separate Emerging Markets Fund’s prospectus and statement of additional information, each dated February 1, 2021, for the Emerging Markets Fund’s current prospectus and statement of additional information.

Please retain this supplement with your Prospectus and
Statement of Additional Information.